SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported)  January 10, 1996






Commission         Registrant, State of Incorporation,      I.R.S. Employer
File Number           Address, and Telephone Number        Identification No.



  1-11377                    Cinergy Corp.                    31-1385023
                       (A Delaware Corporation)
                        139 East Fourth Street
                        Cincinnati, Ohio 45202
                            (513) 381-2000



  1-1232          The Cincinnati Gas & Electric Company       31-0240030
                         (An Ohio Corporation)
                        139 East Fourth Street
                        Cincinnati, Ohio 45202
                            (513) 381-2000



  1-3543                   PSI Energy, Inc.                   35-0594457
                       (An Indiana Corporation)
                      1000 East Main Street
                     Plainfield, Indiana 46168
                         (317) 839-9611



  2-7793         The Union Light, Heat and Power Company      31-0473080
                       (A Kentucky Corporation)
                      139 East Fourth Street
                        Cincinnati, Ohio 45202
                            (513) 381-2000

ITEM 5.  OTHER EVENTS.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Cinergy Corp. and its subsidiaries: The Cincinnati Gas & Electric Company, PSI Energy, Inc., and The Union Light, Heat and Power Company (collectively, Cinergy and its subsidiaries) are hereby filing cautionary statements identifying important factors that could cause Cinergy and its subsidiaries actual results to differ materially from those projected in forward-looking statements of Cinergy and its subsidiaries made by, or on behalf of, Cinergy and its subsidiaries.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibit is filed herewith:

        Exhibit
      Designation                       Nature of Exhibit

         99-1 Cautionary Statement for Purposes of "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                              Cinergy Corp.
                                  The Cincinnati Gas & Electric Company
                                            PSI Energy, Inc.
                                 The Union Light, Heat and Power Company
                                             (Registrants)




Date:  January 10, 1997     By:            /s/ Charles J. Winger
                                            Charles J. Winger,
                                               Comptroller
                                               (Signature)

Exhibit 99-1

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

A "safe harbor" for forward-looking statements is provided by the Private Securities Litigation Reform Act of 1995 (Reform Act of 1995). The Reform Act of 1995 was adopted to encourage such forward-looking statements without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been and will be made in written documents and oral presentations of Cinergy Corp. and its subsidiaries: The Cincinnati Gas & Electric Company, PSI Energy, Inc., and The Union Light, Heat and Power Company (collectively, Cinergy and its subsidiaries). Such statements are based on management's beliefs as well as assumptions made by and information currently available to management.
When used in Cinergy and its subsidiaries' documents or oral presentations, the words "anticipate," "estimate," "expect," "objective," "projection," "forecast," "goal," and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause Cinergy and its subsidiaries' actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unscheduled generation outages; unusual maintenance or repairs; unanticipated changes to fossil fuel costs, gas supply costs, or availability constraints due to higher demand, shortages, transportation problems or other developments; environmental incidents; or electric transmission or gas pipeline system constraints.

Increased competition in the electric and gas utility environment including effects of: industry restructuring; transmission system operation and/or administration; retail wheeling; and cogeneration.

Regulatory factors such as unanticipated changes in rate-setting policies or procedures; recovery of investments made under traditional regulation, and the frequency and timing of rate increases.

Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission, state public utility commissions, state entities which regulate natural gas transmission, gathering and processing and similar entities with regulatory oversight.

Economic conditions including inflation rates and monetary fluctuations.

Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, transmission, currency exchange, interest rate, and warranty risks.

Availability or cost of capital, resulting from changes in: Cinergy and its subsidiaries, interest rates, and securities ratings or market perceptions of the utility industry and energy-related industries.

Employee workforce factors including changes in key executives, collective bargaining agreements with union employees, or work stoppages.

Legal and regulatory delays and other obstacles associated with mergers, acquisitions, and investments in joint ventures.

Costs and other effects of legal and administrative proceedings, settlements, investigations, claims, and other matters, including but not limited to those described in Notes 2 and 13 of the Notes to Financial Statements of Cinergy and its subsidiaries' Annual Reports on Form 10-K, as amended, for the year-ended December 31, 1995, under the captions "Rates" and "Commitments and Contingencies", respectively.

Changes in international, Federal, state, or local legislature requirements such as changes in tax laws or rates; environmental laws and regulations.

Cinergy and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.